Exhibit 10.1

FIFTH AMENDMENT
TO
AMENDED AND RESTATED SENIOR SECURED REVOLVING CREDIT AGREEMENT
DATED AS OF MAY 11, 2020
AMONG
VIPER ENERGY PARTNERS LLC,
AS BORROWER,
VIPER ENERGY PARTNERS LP,
AS PARENT GUARANTOR,
WELLS FARGO BANK, NATIONAL ASSOCIATION,
AS ADMINISTRATIVE AGENT,
AND
THE LENDERS PARTY HERETO

WELLS FARGO SECURITIES, LLC,
AS SOLE BOOK RUNNER AND SOLE LEAD ARRANGER

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH AND
PNC BANK, NATIONAL ASSOCIATION,
AS CO-SYNDICATION AGENTS

FIFTH AMENDMENT TO AMENDED AND RESTATED SENIOR SECURED REVOLVING CREDIT AGREEMENT
This FIFTH AMENDMENT TO AMENDED AND RESTATED SENIOR SECURED REVOLVING CREDIT AGREEMENT (this “Amendment”) dated as of May 11, 2020, is among: VIPER ENERGY PARTNERS LLC, a Delaware limited liability company (the “Borrower”); VIPER ENERGY PARTNERS LP, a Delaware limited partnership (the “Parent Guarantor”); each of the Lenders, as such term is defined in the Credit Agreement referred to below, party hereto; and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
R E C I T A L S
A.    The Borrower, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Senior Secured Revolving Credit Agreement, dated as of July 20, 2018 (as amended prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.
B.    The parties hereto desire to enter into this Amendment to, among other things, (1) evidence the decrease of the Borrowing Base by the Required Lenders from $775,000,000 to $580,000,000 in respect to the May 1, 2020 Scheduled Redetermination as set forth in Section 3 hereof, effective as of the Amendment Effective Date (as defined below), and (2) amend the Credit Agreement as set forth in Section 2 hereof, effective as of the Amendment Effective Date.
C.    Now, therefore, to induce the Administrative Agent and the Lenders to enter into this Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Amendment. Unless otherwise indicated, all section references in this Amendment refer to sections of the Credit Agreement.
Section 2.    Amendments to Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement is hereby amended as follows:
2.1    Amendments to Section 1.02 of the Credit Agreement.
(a)    The definition of “LIBO Rate” is hereby amended and restated in its entirety to read as follows:
“LIBO Rate” means, with respect to any Eurodollar Borrowing for any Interest Period, and subject to the implementation of a Replacement Rate in accordance with Section 5.06, the rate appearing on Reuters Screen LIBOR01 Page as of 11:00 A.M., London time, two Business Days prior to the beginning of such Interest Period; provided that such rate shall never be less than 0.0%. In the event that such rate does not appear on such page (or otherwise on such screen), the “LIBO Rate” shall be determined by reference to such other comparable publicly available service for displaying Eurodollar rates as may be selected by the Administrative Agent or, in the absence of such availability, by reference to the rate at which the Administrative Agent is offered dollar deposits at or about 11:00 A.M., London time, two Business Days prior to the beginning of such Interest Period in the interbank Eurodollar market where its Eurodollar and foreign currency and exchange operations are then being conducted for delivery on the first day of such Interest Period for the number of days comprised therein.
(b)    The definition of “Loan Documents” is hereby amended and restated in its entirety to read as follows:
“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Notes, the Letter of Credit Agreements, the Letters of Credit and the Security Instruments and certain Existing Loan Documents as provided in Section 2.02(e).
(c)    The following definitions are hereby added where alphabetically appropriate to read as follows:
“Excess Cash” means, at any time, the aggregate cash or cash equivalents of the Loan Parties (other than Excluded Cash) in excess of $75,000,000.

“Excluded Cash” means (a) any cash to be used to pay obligations of the Loan Parties then due and owing (or required to be paid within five Business Days) to third parties and for which the Loan Parties have issued (or will issue) checks or have initiated (or will initiate) wires or ACH transfers in order to pay such obligations, (b) cash held in (i) accounts designated and used solely for payroll or employee benefits, (ii) cash collateral accounts with respect to Letters of Credit, (iii) trust accounts held and used exclusively for the payment of taxes of the Loan Parties, (iv) suspense or trust accounts held and used exclusively for royalty and working interest payments owing to third parties, and (v) other accounts held by a Loan Party exclusively as a fiduciary for a third party, (c) any cash or cash equivalents constituting purchase price deposits held in escrow by a third party pursuant to a binding and enforceable purchase and sale agreement with a third party containing customary provisions regarding the payment and refunding of such deposits, (d) any cash or cash equivalents in the aggregate amount of reserves being maintained in accordance with GAAP with respect to Excepted Liens, and (e) any cash or cash equivalents subject to a Lien pursuant to (i) clause (g) of the definition of “Excepted Liens” or (ii) Section 9.03(a)(ii), (c), (f) or (g).

“Fifth Amendment” means that certain Fifth Amendment to Amended and Restated Senior Secured Revolving Credit Agreement, dated as of May 11, 2020, by and among the Borrower, the Parent Guarantor, the Administrative Agent, and the Lenders party thereto.
“IBA” has the meaning assigned to such term in Section 1.07.
2.2    Amendment to Article I of the Credit Agreement. Article I of the Credit Agreement is hereby amended to insert a new Section 1.06 and Section 1.07 immediately after Section 1.05 therein to each read in full as follows:
Section 1.06    Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person; and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.

Section 1.07    Interest Rates; LIBOR Notifications. The interest rate on Eurodollar Loans is determined by reference to the LIBO Rate, which is derived from the London interbank offered rate.  The London interbank offered rate is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market.  In July 2017, the U.K. Financial Conduct Authority announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions to the ICE Benchmark Administration (together with any successor to the ICE Benchmark Administrator, the “IBA”) for purposes of the IBA setting the London interbank offered rate. As a result, it is possible that commencing in 2022, the London interbank offered rate may no longer be available or may no longer be deemed an appropriate reference rate upon which to determine the interest rate on Eurodollar Loans.  In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of the London interbank offered rate.  In the event that the London interbank offered rate is no longer available or in certain other circumstances as set forth in Section 3.03(b) of this Agreement, and as set forth in Section 3.03 and Section 5.06, the Administrative Agent will notify the Borrower in advance of any change to the reference rate upon which the interest rate on Eurodollar Loans is based.  However, the Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to the London interbank offered rate or other rates in the definition of “LIBO Rate” or with respect to any Replacement Rate, including without limitation, whether the composition or characteristics of any such Replacement Rate, as it may or may not be adjusted, will be similar to, or produce the same value or economic equivalence of, the LIBO Rate or have the same volume or liquidity as did the London interbank offered rate prior to its discontinuance or unavailability.

2.3    Amendments to Section 6.02 of the Credit Agreement. Section 6.02 of the Credit Agreement is hereby amended by (a) replacing “(f)” in the last sentence thereof with “(g)” and (b) adding a new subsection (g) immediately following the existing subsection (f) thereof as follows:
(g)    At the time of and immediately after giving effect to such Borrowing or to the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Excess Cash shall exist.

Section 3.    Borrowing Base Decrease. In reliance on the covenants and agreements contained in this Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Administrative Agent and the Required Lenders have redetermined the Borrowing Base and agree that the Borrowing Base shall be, effective as of the Amendment Effective Date, decreased from $775,000,000 to $580,000,000, and the Borrowing Base shall remain at $580,000,000 until the next Scheduled Redetermination, Interim Redetermination, or other redetermination or adjustment of the Borrowing Base thereafter, whichever occurs first pursuant to the terms of the Credit Agreement. The Borrower, the Administrative Agent and the Lenders hereby agree that the redetermination of the Borrowing Base provided for in this Section 3 shall constitute the Scheduled Redetermination scheduled for May 1, 2020 for purposes of Section 2.07(b) of the Credit Agreement. This Section 3 constitutes a New Borrowing Base Notice in accordance with Section 2.07(d) of the Credit Agreement. The new Borrowing Base determined pursuant to this Section 3 shall be effective as of the Amendment Effective Date, notwithstanding the effective date that would otherwise be applicable to a redetermination pursuant to Section 2.07(d) of the Credit Agreement.
Section 4.    Conditions Precedent to Amendment Effective Date. Sections 2 and 3 of this Amendment shall become effective on the date (such date, the “Amendment Effective Date”), when each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement):
4.1    The Administrative Agent shall have received from Lenders constituting Required Lenders, the Parent Guarantor, and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this Amendment signed on behalf of such Person.
4.2    The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.
4.3    No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Amendment.
The Administrative Agent is hereby authorized and directed to declare the Amendment Effective Date to have occurred when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted in Section 12.02 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 5.    Miscellaneous.
5.1    Confirmation. The provisions of the Credit Agreement, as amended by this Amendment, shall remain in full force and effect following the effectiveness of this Amendment.
5.2    Ratification and Affirmation; Representations and Warranties. Each of the Parent Guarantor and the Borrower hereby (a) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby and (b) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Amendment:
(i)    all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects) as of such specified earlier date; and
(ii)    no Default or Event of Default has occurred and is continuing.
5.3    Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
5.4    NO ORAL AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
5.5    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.
5.6    Payment of Expenses. In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees, charges and disbursements of counsel to the Administrative Agent.
5.7    Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
5.8    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
5.9    Loan Document. This Amendment is a Loan Document.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

VIPER ENERGY PARTNERS LLC, as Borrower

By:	/s/ Teresa L. Dick
Name:	Teresa L. Dick
Title:	Executive Vice President, Chief Financial
Officer and Assistant Secretary

VIPER ENERGY PARTNERS LP, as Parent Guarantor

By: Viper Energy Partners GP LLC, its general partner

By:	/s/ Teresa L. Dick
Name:	Teresa L. Dick
Title:	Executive Vice President, Chief Financial
Officer and Assistant Secretary

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FIFTH AMENDMENT TO CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender

By:	/s/ Michael Real
Name: Michael Real
Title: Director

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FIFTH AMENDMENT TO CREDIT AGREEMENT

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By:	/s/ Donovan C. Broussard
Name: Donovan C. Broussard
Title: Authorized Signatory

By:	/s/ Jacob W. Lewis
Name: Jacob W. Lewis
Title: Authorized Signatory

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FIFTH AMENDMENT TO CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ John Engel
Name: John Engel
Title: Vice President

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FIFTH AMENDMENT TO CREDIT AGREEMENT

BBVA USA, as a Lender

By:	/s/ Gabriela Azcarate
Name: Gabriela Azcarate
Title: Senior Vice President

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FIFTH AMENDMENT TO CREDIT AGREEMENT

COMERICA BANK, as a Lender

By:	/s/ Cassandra Lucas
Name: Cassandra Lucas
Title: Portfolio Manager

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FIFTH AMENDMENT TO CREDIT AGREEMENT

BOKF, NA, dba BANK OF OKLAHOMA, as a Lender

By:	/s/ John Krenger
Name: John Krenger
Title: Vice President

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FIFTH AMENDMENT TO CREDIT AGREEMENT

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Christopher Kuna
Name: Christopher Kuna
Title: Senior Director

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FIFTH AMENDMENT TO CREDIT AGREEMENT

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Nupur Kumar
Name: Nupur Kumar
Title: Authorized Signatory

By:	/s/ Andrew Griffin
Name: Andrew Griffin
Title: Authorized Signatory

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FIFTH AMENDMENT TO CREDIT AGREEMENT

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, as a Lender

By:	/s/ Ryan Knape
Name: Ryan Knape
Title: Director

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FIFTH AMENDMENT TO CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ David Morris
Name: David Morris
Title: Authorized Officer

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FIFTH AMENDMENT TO CREDIT AGREEMENT

CITIBANK, N.A., as a Lender

By:	/s/ Jeff Ard
Name: Jeff Ard
Title: Vice President

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FIFTH AMENDMENT TO CREDIT AGREEMENT

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Ronald E. McKaig
Name: Ronald E. McKaig
Title: Managing Director

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FIFTH AMENDMENT TO CREDIT AGREEMENT

TRUIST BANK (formerly known as Branch Banking and Trust Company and SunTrust Bank), as a Lender

By:	/s/ James Giordano
Name: James Giordano
Title: Senior Vice President

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FIFTH AMENDMENT TO CREDIT AGREEMENT

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Jamie Minieri
Name: Jamie Minieri
Title: Authorized Signatory

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FIFTH AMENDMENT TO CREDIT AGREEMENT